Exhibit 10.1

UNITED STATES OF AMERICA
DEPARTMENT OF THE TREASURY
OFFICE OF THE COMPTROLLER OF THE CURRENCY

TERMINATION OF THE
AMENDED CONSENT ORDER BY AND BETWEEN
SOLERA NATIONAL BANK, LAKEWOOD, COLORADO
AND
THE COMPTROLLER OF THE CURRENCY

WHEREAS, in an effort to protect the depositors, other customers and shareholders of Solera National Bank, Lakewood, Colorado (“Bank”), and to ensure the Bank’s operation in accordance with safe and sound banking practices and all applicable laws, rules, and regulations, the Bank and the Comptroller of the Currency of the United States of America (“Comptroller”), entered into an Amended Consent Order, dated December 16, 2010; and

WHEREAS, the Comptroller believes that the protection of the depositors, other customers and shareholders of the Bank, as well as its safe and sound operation, no longer require the continued existence of the aforementioned Amended Consent Order;

NOW, THEREFORE, the Comptroller directs that the Amended Consent Order dated December 16, 2010, be, and it hereby is, TERMINATED.

IN TESTIMONY WHEREOF, the undersigned, designated by the Comptroller as his authorized representative, has hereunto set his hand.

/s/ Gary D. TeKolste	6-29-12
Gary D. TeKolste	Date
Assistant Deputy Comptroller
Denver Field Office